Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of October 30, 2008, is entered into among TORCHMARK CORPORATION, a Delaware corporation (the “Borrower”), TMK RE LTD., a Bermuda reinsurance corporation (“TMK”), the lenders listed on the signature pages hereof as Lenders (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

BACKGROUND

A. The Borrower, the Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer are parties to that certain Credit Agreement, dated as of November 18, 2004, as amended by that certain First Amendment to Credit Agreement, dated as of June 9, 2006, and that certain Second Amendment to Credit Agreement, dated as of August 31, 2006 (said Credit Agreement, as amended, the “Credit Agreement”). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

B. The Borrower has requested an increase in the Letter of Credit Sublimit.

C. The Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Swing Line Lender, the L/C Issuer and the Administrative Agent covenant and agree as follows:

1. AMENDMENT. The definition of “Letter of Credit Sublimit” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

(a) “Letter of Credit Sublimit” means an amount equal to $200,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.

2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date;

(b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c) (i) each of the Borrower and TMK has full power and authority to execute and deliver this Third Amendment, (ii) this Third Amendment has been duly executed and delivered by each of the Borrower and TMK, and (iii) this Third Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of each of the Borrower and TMK enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d) neither the execution, delivery and performance of this Third Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower or TMK, or any indenture, agreement or other instrument to which the Borrower or TMK or any of their respective property is subject; and

(e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for the execution, delivery or performance by the Borrower or TMK of this Third Amendment.

3. CONDITIONS TO EFFECTIVENESS. This Third Amendment shall be effective upon satisfaction or completion of the following:

(a) the Administrative Agent shall have received counterparts of this Third Amendment executed by the Required Lenders;

(b) the Administrative Agent shall have received counterparts of this Third Amendment executed by each of the Borrower and TMK; and

(c) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

4. REFERENCE TO THE CREDIT AGREEMENT.

(a) Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

(b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

5. COSTS, EXPENSES AND TAXES. Each Loan Party agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

6. EXECUTION IN COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Third Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

7. GOVERNING LAW; BINDING EFFECT. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

8. HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

9. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, this Third Amendment is executed as of the date first set forth above.

TORCHMARK CORPORATION

By:	/s/ Danny H. Almond
Name:	Danny H. Almond
Title:	Vice President and Chief Accounting Officer

TMK RE, LTD.

By:	/s/ Danny H. Almond
Name:	Danny H. Almond
Title:	President & Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Aamir Saleem
Name:	Aamir Saleem
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Jason Cassity
Name:	Jason Cassity
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Melvin D. Jackson
Name:	Melvin D. Jackson
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mary K. Young
Name:	Mary K. Young
Title:	Senior Vice President

REGIONS BANK, as a Lender

By:	/s/ David A. Simmons
Name:	David A. Simmons
Title:	Senior Vice President

AMSOUTH BANK IS NOW REGIONS BANK

SUNTRUST BANK, as a Lender

By:	/s/ W. Bradley Hamilton
Name:	W. Bradley Hamilton
Title:	Director

THE BANK OF NEW YORK, as a Lender

By:	/s/ Thomas McGinley
Name:	Thomas McGinley
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kenneth J. Johnson, CFA
Name:	Kenneth J. Johnson, CFA
Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michelle Dagenhart
Name:	Michelle Dagenhart
Title:	Vice President

COMERICA BANK, as a Lender

By:	/s/ Gerald R. Finney, Jr.
Name:	Gerald R. Finney, Jr.
Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David Bendel
Name:	David Bendel
Title:	Vice President

COMPASS BANK, as a Lender

By:	/s/ A. Alex Morton
Name:	A. Alex Morton
Title:	Senior Vice President

FIRST COMMERCIAL BANK, as a Lender

By:	/s/ James W. Brunstad
Name:	James W. Brunstad
Title:	Senior Vice President

UMB BANK, n.a., as a Lender

By:	/s/ David A. Proffitt
Name:	David A. Proffitt
Title:	Senior Vice President

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